UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: May 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

INTERMEDIATE

MATURITY NEW YORK

MUNICIPALS FUND

SEMI-ANNUAL REPORT  |  MAY 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, and geopolitical concerns, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i growth was 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another solid advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following four rate hikes from June through November 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments

PERFORMANCE SNAPSHOT

AS OF MAY 31, 2005

(excluding sales charges)

(unaudited)

6 Months

Smith Barney Intermediate Maturity New York Municipals Fund—Class A Shares	0.97%

Lehman Brothers Municipal Bond Index	3.51%

Lipper New York Intermediate Municipal Debt Funds Category Average	1.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for Class A, Class B, Class C and Class O were 2.98%, 2.33%, 2.34% and 2.77%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-day SEC Yield for Class A, Class B, Class C and Class O would have been 2.94%, 2.29%, 2.30% and 2.73%, respectively.

Class A share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.80%, Class C shares returned 0.64% and Class O shares returned 0.92%, over the six months ended May 31, 2005.

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four times during the reporting period. All told, the Fed’s eight rate hikes brought the target for the federal funds rate to 3.00% from 1.00%. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

During the first half of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the six-month period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers Aggregate Bond Indexv returned 3.51% and 2.90%, respectively. Compelling taxable equivalent yields for investors in middle- and higher- federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

Performance Review

For the six months ended May 31, 2005, Class A shares of the Smith Barney Intermediate Maturity New York Municipals Fund, excluding sales charges, returned 0.97%. These shares underperformed the Lipper New York Intermediate Municipal Debt Funds Category Average1 which was 1.88%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transition, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended May 31, 2005 including the reinvestment of dividends and capital gains distributions, if any, calculated among the 37 funds in the Fund’s Lipper category, and excluding sales charges.

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Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2004 and held for the six months ended May 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.97%	$1,000.00	$1,009.70	0.71%	$3.56

Class B	0.80	1,000.00	1,008.00	1.34	6.71

Class C	0.64	1,000.00	1,006.40	1.39	6.95

Class O	0.92	1,000.00	1,009.20	0.99	4.96

(1)	For the six months ended May 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.39	0.71%	$3.58

Class B	5.00	1,000.00	1,018.25	1.34	6.74

Class C	5.00	1,000.00	1,018.00	1.39	6.99

Class O	5.00	1,000.00	1,020.00	0.99	4.99

(1)	For the six months ended May 31, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
MUNICIPAL BONDS — 95.1%
Education — 27.4%
$1,000,000	AA-	City University of New York COP, Refunding, John Jay College, 6.000% due 8/15/06	$1,035,410
		New York State Dormitory Authority Revenue:
2,000,000	AAA	City University Systems Consolidated Second, Series A, FGIC-Insured, 5.000% due 7/1/16	2,133,620
2,400,000	AAA	City University, Refunding, Series C, AMBAC/TCRS-Insured, 5.750% due 7/1/12 (a)	2,763,480
640,000	Aaa(b)	New York Law School, AMBAC-Insured, 5.200% due 7/1/08	682,835
5,190,000	AAA	New York University, Series A, AMBAC-Insured, 5.500% due 7/1/11 (a)	5,841,397
1,370,000	AAA	NYSARC, Inc., Series A, FSA-Insured, 5.000% due 7/1/12	1,494,218
3,500,000	AA-	Series B, 5.250% due 5/15/12 (a)(c)	3,849,965
500,000	AAA	Siena College, MBIA-Insured, 5.000% due 7/1/10	544,060
1,100,000	AA	St. Thomas Aquinas, Radian-Insured, 5.000% due 7/1/14	1,157,607
		State University Dormitory Facilities:
4,230,000	AA-	5.250% due 7/1/13 (a)	4,687,601
1,250,000	AA-	5.375% due 7/1/14	1,391,638
1,595,000	AAA	State University Educational Facilities, Series B, FSA/CR-Insured, 5.250% due 5/15/13	1,801,393
5,000,000	AA-	Third General Resolution, Series A, 5.250% due 11/15/13 (a)	5,531,350
4,950,000	AAA	Third General Resolution, Series A, MBIA/IBC-Insured, 5.250% due 11/15/12 (a)	5,572,413
725,000	AAA	Yeshiva University, AMBAC-Insured, 5.375% due 7/1/15	800,074

		Total Education	39,287,061

Escrowed to Maturity† — 0.8%
535,000	A	Amherst, NY, IDA Lease Revenue, Multi Surface Rink Complex, Series A, 5.050% due 10/1/05	539,130
605,000	AAA	New York State Environmental Facilities Corp., State Clean Water & Drinking, Second Resources, Series F, 5.250% due 6/15/14	655,397

		Total Escrowed to Maturity	1,194,527

Finance — 5.5%
		Municipal Assistance Corp. for the City of Troy, NY:
1,990,000	AAA	Capital Appreciation, Series B, MBIA-Insured, zero coupon to yield 5.950% due 1/15/19	1,139,016
		Series A, MBIA-Insured:
1,080,000	AAA	5.000% due 1/15/08	1,131,873
1,100,000	AAA	5.000% due 1/15/16	1,152,833

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Finance — 5.5% (continued)
		New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
$1,450,000	AAA	Series A, 4.750% due 11/15/16	$1,523,457
1,600,000	AAA	Series B, MBIA-Insured, 5.250% due 5/1/12	1,787,168
1,000,000	AAA	Series C, 5.375% due 2/1/15	1,110,230

		Total Finance	7,844,577

General Obligation — 15.4%
		Buffalo, NY, GO:
575,000	AAA	General Improvements, Series A, FSA-Insured, 4.500% due 11/15/14	608,545
1,390,000	AAA	Parking Revenue, Series C, FSA-Insured, 4.500% due 11/15/14	1,471,093
1,540,000	AAA	School, Series B, FSA-Insured, State Aid Withholding, 4.750% due 2/1/16	1,644,874
1,000,000	AAA	Erie County, NY, GO, Public Improvement, Series A, FGIC-Insured, 5.750% due 10/1/11	1,115,260
860,000	Aaa(b)	Huntington Union Free School District, GO, Refunding, FGIC-Insured, State Aid Withholding, 5.500% due 7/15/11	971,611
1,000,000	BBB+	Monroe County, NY, GO, Refunding, Public Improvement, 6.000% due 3/1/18	1,200,320
1,000,000	AAA	Nassau County, NY, GO, Refunding, Combined Sewer Districts, Series E, MBIA-Insured, 5.400% due 5/1/10	1,102,090
		New York City, NY, GO:
1,000,000	AAA	Series B, MBIA/IBC-Insured, 4.900% due 8/1/09	1,067,710
		Series J:
293,125	A+	5.000% due 6/1/09	315,268
1,456,875	A+	Unrefunded Balance, 5.000% due 6/1/09	1,553,349
435,000	AAA	Niagara County, NY, GO, Refunding, Environmental Infrastructure, Series A, MBIA-Insured, 5.250% due 8/15/13	490,154
275,000	Aaa(b)	North Hempstead, NY, GO, Refunding, 5.000% due 5/15/12	301,848
630,000	Aaa(b)	Nyack, NY, GO, Union Free School District, Refunding, FGIC-Insured, State Aid Withholding, 5.250% due 12/15/15	724,626
		Pulaski, NY, GO, Central School District, Refunding, FGIC-Insured, State Aid Withholding:
445,000	Aaa(b)	5.000% due 6/15/11	489,909
780,000	Aaa(b)	5.000% due 6/15/12	864,685
		Suffolk County, NY, GO:
1,880,000	AAA	Refunding, Public Improvement, Series A, MBIA-Insured, 5.250% due 4/1/13	2,095,091
1,390,000	AAA	Refunding, Southwest Sewer District, MBIA-Insured, 6.000% due 2/1/07 (d)	1,460,251
1,000,000	AAA	Series A, FGIC-Insured, 5.250% due 8/1/13	1,126,280
		Yonkers, NY, GO:
1,125,000	AAA	Series A, FGIC-Insured, 5.000% due 9/1/14	1,193,017

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
General Obligation — 15.4% (continued)
$2,050,000	AAA	Series C, FGIC-Insured, State Aid Withholding, 5.000% due 6/1/15 (a)	$2,198,994

		Total General Obligation	21,994,975

Government Facilities — 5.3%
		New York State Urban Development Corp. Revenue:
1,900,000	AA-	Refunding, Correctional Facilities, Series A, 6.500% due 1/1/09	2,110,311
5,000,000	AA-	Series A, 5.500% due 1/1/17 (a)	5,502,600

		Total Government Facilities	7,612,911

Hospitals — 3.0%
500,000	AAA	East Rochester, NY, Housing Authority Revenue, Refunding, North Park Nursing Home, GNMA-Collateralized, 4.350% due 10/20/11	529,380
		New York State Dormitory Authority Revenue:
1,000,000	AAA	Hospital Insured Mortgage, Series A, AMBAC/FHA-Insured, 5.500% due 2/15/07	1,042,610
1,000,000	AA-	Mental Health Services Facilities Hospital Improvement, Series B, 6.000% due 2/15/12	1,131,520
1,500,000	AAA	Municipal Health Facilities Improvement Program, Series 1, FSA-Insured, 5.500% due 1/15/14	1,665,585

		Total Hospitals	4,369,095

Industrial Development — 7.6%
710,000	A-	Hempstead Town, NY, IDA Civic Facility Revenue, Adelphi University, 5.250% due 2/1/14	761,006
		Nassau County, NY, IDA Civic Facility Revenue, Refunding, Hofstra University Project, MBIA-Insured:
1,250,000	AAA	5.250% due 7/1/13	1,409,287
2,000,000	AAA	5.250% due 7/1/14 (a)	2,273,460
		New York City, NY, IDA Civic Facilities Revenue:
600,000	AAA	New York University Project, AMBAC-Insured, 4.125% due 7/1/11	630,084
500,000	Baa1(b)	YMCA Greater New York Project, 6.000% due 8/1/07	521,320
605,000	AA-	Onondaga County, NY, IDA, Refunding, Syracuse Home Association Project, FGIC-Insured, 5.000% due 12/1/13	645,118
1,000,000	AA	Syracuse, NY, IDA Civic Facility Revenue, Crouse Health, Inc., Project, LOC-Fleet National Bank, 5.000% due 1/1/10	1,037,190
		Troy, NY, IDA Civic Facility Revenue, Rensselaer Polytechnic Institute, Series A:
1,150,000	A+	5.500% due 9/1/11	1,284,780
1,100,000	A+	5.500% due 9/1/12	1,238,886
1,000,000	A+	5.500% due 9/1/13	1,126,260

		Total Industrial Development	10,927,391

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Life Care Systems — 0.0%
$ 35,000	AA	New York State Dormitory Authority Revenue, Hebrew Home for the Aged, FHA-Insured, 5.625% due 2/1/17	$36,674

Miscellaneous — 4.4%
1,350,000	BBB+	Albany, NY, Parking Authority Revenue, Series B, 5.250% due 10/15/12	1,433,673
500,000	A	Capital District Youth Center, Lease Revenue, LOC-KeyBank NA, 6.000% due 2/1/17	529,330
1,395,000	AAA	Suffolk County, NY, Judicial Facilities Agency, Service Agreement Revenue, John P. Cohalan Complex, AMBAC-Insured, 5.750% due 10/15/11	1,555,816
		Virgin Islands Public Finance Authority Revenue, Refunding, Senior Lien, Series A:
1,580,000	BBB	5.300% due 10/1/11	1,687,756
1,000,000	BBB	5.500% due 10/1/13	1,074,440

		Total Miscellaneous	6,281,015

Pollution Control — 0.6%
750,000	BBB	Essex County, NY, IDA PCR, Refunding, International Paper Co. Project, Series C, 5.700% due 7/1/16 (e)	822,997

Pre-Refunded — 0.2%
205,000	AA-	New York State Thruway Authority General Revenue, Series E, Call 1/1/08 @101, 5.000% due 1/1/16	217,780

Transportation — 15.8%
		Metropolitan Transportation Authority of New York:
1,500,000	AA-	Refunding, Series A, 5.500% due 1/1/15	1,712,130
		Service Contract, Series A:
3,000,000	AAA	FGIC-Insured, 5.250% due 11/15/11 (a)	3,353,940
2,000,000	AAA	FSA-Insured, 5.500% due 11/15/13 (a)	2,277,160
1,000,000	AAA	Refunding, FGIC-Insured, 5.000% due 7/1/12	1,104,510
		New York State Thruway Authority:
1,340,000	AA-	General Revenue, Series E, Unrefunded Balance, 5.000% due 1/1/16	1,418,376
		Highway & Bridge Transportation Fund:
1,000,000	AAA	Series A, FGIC-Insured, 5.500% due 4/1/16	1,113,850
1,500,000	AAA	Series B, MBIA-Insured, 5.250% due 4/1/11	1,665,600
1,600,000	AAA	Niagara Falls, NY, Bridge Commission Toll Revenue, Series B, FGIC-Insured, 5.250% due 10/1/15	1,792,640
		Port Authority of New York & New Jersey Special Obligation Revenue:
3,000,000	AAA	Consolidated, 126th Series, FGIC-Insured, 5.500% due 11/15/11 (a)(e)	3,351,030
1,000,000	NR	Fourth Installment, Special Project, KIAC-4, 6.750% due 10/1/11 (e)	1,058,150

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Transportation — 15.8% (continued)
		Special Project, JFK International Airport Terminal 6, MBIA-Insured:
$1,000,000	AAA	6.000% due 12/1/07 (e)	$1,061,680
415,000	AAA	6.250% due 12/1/10 (e)	463,684
2,000,000	Aa2(b)	Triborough Bridge & Tunnel Authority New York Revenue, General Purpose, Series A, 5.250% due 1/1/14 (a)	2,210,180

		Total Transportation	22,582,930

Utilities — 4.2%
		Long Island Power Authority, Electric System Revenue:
2,000,000	AAA	MBIA-Insured, 5.250% due 4/1/10	2,139,440
1,000,000	AAA	Series A, FSA-Insured, 5.000% due 12/1/15	1,058,040
2,500,000	A-	Series B, 5.250% due 6/1/13 (a)	2,755,150

		Total Utilities	5,952,630

Water & Sewer — 4.9%
3,250,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D, MBIA-Insured, 5.000% due 6/15/15 (a)	3,440,515
		New York State Environmental Facilities Corp., State Clean Water & Drinking:
1,900,000	AAA	Revolving Funds, Series C, 5.250% due 6/15/14	2,103,357
395,000	AAA	Second Resources, Series F, Unrefunded Balance, 5.250% due 6/15/14	422,405
1,000,000	AAA	Suffolk County, NY, Water Authority, Waterworks Revenue, Refunding, Senior Lien, MBIA-Insured, 5.100% due 6/1/09	1,079,670

		Total Water & Sewer	7,045,947

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $128,664,105)	136,170,510

SHORT-TERM INVESTMENTS — 3.8%(f)
Finance — 1.0%
1,400,000	A-1+	New York City, NY, Transitional Finance Authority Revenue, New York City, Recovery, Series 3 H, 2.960% due 6/1/05	1,400,000

General Obligation — 0.9%
1,300,000	A-1+	New York City, NY, GO, Series A-4, LOC-Westdeutsche Landesbank, 2.940% due 6/1/05	1,300,000

Industrial Development — 0.4%
600,000	A-1+	New York City, NY, IDA Revenue, Liberty 1, Bryant Park LLC, Series B, LOC-Bank of America NA, Bank of New York, GIC-Bayerische Landesbank, 2.980% due 6/1/05	600,000

Miscellaneous — 1.1%
1,600,000	A-1+	New York State Local Government Assistance Corp., Refunding, Subordinated Lien, Series 4V, FSA-Insured, 2.940% due 6/1/05	1,600,000

See Notes to Financial Statements.

11      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Water & Sewer — 0.4%
$ 600,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2003 Sub-Series C 3, 2.910% due 6/1/05	$600,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $5,500,000)	5,500,000

		TOTAL INVESTMENTS — 98.9% (Cost — $134,164,105#)	141,670,510
		Other Assets In Excess of Liabilities — 1.1%	1,537,075

		TOTAL NET ASSETS — 100.0%	$143,207,585

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
†	Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	Rating by Moody’s Investors Service.
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at May 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f)	Variable rate demand obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
PCR	— Pollution Control Revenue
Radian	— Radian Assets Assurance
TCRS	— Transferable Custodial Receipts

See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

12      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay nterest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC
and CC

—  Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

13     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature— VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

14     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	May 31, 2005

ASSETS:
Investments, at value (Cost — $134,164,105)	$141,670,510
Interest receivable	1,894,294
Receivable for Fund shares sold	42,834
Prepaid expenses	12,092

Total Assets	143,619,730

LIABILITIES:
Payable to broker — variation margin on open futures contracts	149,602
Payable for Fund shares repurchased	75,872
Due to custodian	57,522
Investment advisory fee payable	32,571
Administration fee payable	23,207
Distribution fee payable	11,841
Trustees’ fees payable	8,539
Transfer agent fees payable	2,785
Accrued expenses	50,206

Total Liabilities	412,145

Total Net Assets	$143,207,585

NET ASSETS:
Par value (Note 6)	$16,215
Paid-in capital in excess of par value	141,647,130
Undistributed net investment income	222,872
Accumulated net realized loss on investment transactions and futures contracts	(6,199,412)
Net unrealized appreciation of investments and futures contracts	7,520,780

Total Net Assets	$143,207,585

Shares Outstanding:
Class A	12,922,649

Class B	108,345

Class C	2,324,302

Class O	859,738

Net Asset Value:
Class A (and redemption price)	$8.83

Class B *	$8.83

Class C (and redemption price)	$8.83

Class O *	$8.83

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$9.01

*	Redemption price is NAV of Class B and O shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Statement of Operations (unaudited)

For the Six Months Ended May 31, 2005

INVESTMENT INCOME:
Interest	$3,210,847

EXPENSES:
Investment advisory fee (Note 2)	227,488
Distribution fees (Notes 2 and 4)	188,429
Administration fee (Note 2)	151,659
Shareholder reports (Note 4)	30,832
Custody	16,602
Transfer agent fees (Notes 2 and 4)	15,987
Audit and tax	9,067
Registration fees	7,427
Trustees’ fees	3,117
Insurance	2,715
Legal fees	2,685
Miscellaneous expenses	1,303

Total Expenses	657,311
Less: Investment advisory fee waiver (Notes 2 and 8)	(30,332)

Net Expenses	626,979

Net Investment Income	2,583,868

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	103,576
Futures contracts	(1,011,306)

Net Realized Loss	(907,730)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	320,117
Futures contracts	(516,875)

Change in Net Unrealized Appreciation/Depreciation	(196,758)

Net Loss on Investments and Futures Contracts	(1,104,488)

Increase in Net Assets From Operations	$1,479,380

See Notes to Financial Statements.

16      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended May 31, 2005 (unaudited)

and the Year Ended November 30, 2004

	2005	2004
OPERATIONS:
Net investment income	$2,583,868	$5,355,911
Net realized loss	(907,730)	(4,341,708)
Change in net unrealized appreciation (depreciation)	(196,758)	617,109

Increase in Net Assets From Operations	1,479,380	1,631,312

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,561,832)	(5,312,717)

Decrease in Net Assets From Distributions to Shareholders	(2,561,832)	(5,312,717)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	16,325,698	42,516,182
Reinvestment of distributions	1,584,281	3,474,403
Cost of shares repurchased	(31,162,219)	(47,404,806)

Decrease in Net Assets From Fund Share Transactions	(13,252,240)	(1,414,221)

Decrease in Net Assets	(14,334,692)	(5,095,626)
NET ASSETS:
Beginning of period	157,542,277	162,637,903

End of period*	$143,207,585	$157,542,277

* Includes undistributed net investment income of:	$222,872	$200,836

See Notes to Financial Statements.

17      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$ 8.90		$ 9.09	$ 8.92	$ 8.70	$ 8.46	$ 8.28

Income (Loss) From Operations:
Net investment income	0.16		0.32	0.31	0.33 (3)	0.37	0.39
Net realized and unrealized gain (loss)	(0.07)		(0.19)	0.17	0.22 (3)	0.24	0.18

Total Income From Operations	0.09		0.13	0.48	0.55	0.61	0.57

Less Distributions From:
Net investment income	(0.16)		(0.32)	(0.31)	(0.33)	(0.37)	(0.39)

Total Distributions	(0.16)		(0.32)	(0.31)	(0.33)	(0.37)	(0.39)

Net Asset Value, End of Period	$ 8.83		$ 8.90	$ 9.09	$ 8.92	$ 8.70	$ 8.46

Total Return(4)	0.97%		1.40%	5.44%	6.45%	7.24%	7.04%

Net Assets, End of Period (000s)	$114,124		$125,999	$128,228	$104,823	$78,293	$53,248

Ratios to Average Net Assets:
Gross expenses	0.75	%(5)	0.76%	0.76%	0.79%	0.79%	0.89%
Net expenses(6)	0.71	(5)	0.72	0.72	0.69	0.65	0.75
Net investment income	3.49	(5)	3.51	3.48	3.76 (3)	4.20	4.67

Portfolio Turnover Rate	2%		0%	7%	8%	9%	10%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced. Total returns for periods less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser waived all or a portion of its fee.

See Notes to Financial Statements.

18      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30, unless otherwise noted:

Class B Shares(1)	2005(2)		2004	2003(3)
Net Asset Value, Beginning of Period	$ 8.89		$ 9.09	$ 8.97

Income (Loss) From Operations:
Net investment income	0.13		0.27	0.17
Net realized and unrealized gain (loss)	(0.06)		(0.20)	0.12

Total Income From Operations	0.07		0.07	0.29

Less Distributions From:
Net investment income	(0.13)		(0.27)	(0.17)

Total Distributions	(0.13)		(0.27)	(0.17)

Net Asset Value, End of Period	$ 8.83		$ 8.89	$ 9.09

Total Return(4)	0.80%		0.74%	3.25%

Net Assets, End of Period (000s)	$957		$1,194	$860

Ratios to Average Net Assets:
Gross expenses	1.38	%(5)	1.29%	1.29	%(5)
Net expenses(6)	1.34	(5)	1.24	1.25	(5)
Net investment income	2.88	(5)	3.00	3.02	(5)

Portfolio Turnover Rate	2%		0%	7%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2005 (unaudited).
(3)	For the period April 4, 2003 (inception date) to November 30, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced. Total returns for periods less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser waived all or a portion of its fee.

See Notes to Financial Statements.

19      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004	2003	2002(4)
Net Asset Value, Beginning of Period	$ 8.90		$ 9.09	$ 8.93	$ 8.95

Income (Loss) From Operations:
Net investment income	0.13		0.26	0.25	0.09
Net realized and unrealized gain (loss)	(0.07)		(0.19)	0.16	0.00	*

Total Income From Operations	0.06		0.07	0.41	0.09

Less Distributions From:
Net investment income	(0.13)		(0.26)	(0.25)	(0.11)

Total Distributions	(0.13)		(0.26)	(0.25)	(0.11)

Net Asset Value, End of Period	$ 8.83		$ 8.90	$ 9.09	$ 8.93

Total Return(5)	0.64%		0.72%	4.70%	1.00%

Net Assets, End of Period (000s)	$20,534		$22,238	$23,911	$15,649

Ratios to Average Net Assets:
Gross expenses	1.43	%(6)	1.40%	1.40%	1.41	%(6)
Net expenses(7)	1.39	(6)	1.35	1.36	1.37	(6)
Net investment income	2.82	(6)	2.88	2.84	2.90	(6)

Portfolio Turnover Rate	2%		0%	7%	8%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the six months ended May 31, 2005 (unaudited).
(4)	For the period July 22, 2002 (inception date) to November 30, 2002.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced. Total returns for periods less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser waived all or a portion of its fee.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

20      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class O Shares(1)(2)	2005(3)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$ 8.89		$ 9.09	$ 8.92	$ 8.69	$ 8.46	$ 8.27

Income (Loss) From Operations:
Net investment income	0.14		0.29	0.28	0.31 (4)	0.35	0.37
Net realized and unrealized gain (loss)	(0.06)		(0.20)	0.17	0.23 (4)	0.23	0.19

Total Income From Operations	0.08		0.09	0.45	0.54	0.58	0.56

Less Distributions From:
Net investment income	(0.14)		(0.29)	(0.28)	(0.31)	(0.35)	(0.37)

Total Distributions	(0.14)		(0.29)	(0.28)	(0.31)	(0.35)	(0.37)

Net Asset Value, End of Period	$ 8.83		$ 8.89	$ 9.09	$ 8.92	$ 8.69	$ 8.46

Total Return(5)	0.92%		1.04%	5.10%	6.30%	6.87%	6.97%

Net Assets, End of Period (000s)	$7,593		$8,111	$9,639	$11,132	$9,526	$4,946

Ratios to Average Net Assets:
Gross expenses	1.03	%(6)	1.01%	1.06%	1.05%	1.06%	1.08%
Net expenses(7)	0.99	(6)	0.97	1.02	0.95	0.92	0.94
Net investment income	3.22	(6)	3.26	3.17	3.52 (4)	3.93	4.48

Portfolio Turnover Rate	2%		0%	7%	8%	9%	10%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On July 22, 2002, Class L shares were renamed as Class O shares.
(3)	For the six months ended May 31, 2005 (unaudited).
(4)	Effective December 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended November 30, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced. Total returns for periods less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser waived all or a portion of its fee.

See Notes to Financial Statements.

21      Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund (the “Fund”), a separate non-diversified investment fund of the Smith Barney Investment Trust (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

22     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net

23     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended May 31, 2005, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $30,332. This voluntary waiver can be terminated at any time by SBFM.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended May 31, 2005, the Fund paid transfer agent fees of $9,791 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC,

24     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Class A, B, C and O shares that are exchanged and are not already subject to a deferred sales charge may be subject to a 1.00% deferred sales charge if redemption occurs within one year of the date of the exchange.

For the six months ended May 31, 2005, CGM and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2005, CDSCs paid to CGM and its affiliates were approximately $5,000 for the Fund’s Class A shares.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,293,603

Sales	13,355,593

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,708,832
Gross unrealized depreciation	(202,427)

Net unrealized appreciation	$7,506,405

At May 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Note	460	9/05	$52,116,563	$52,102,188	$14,375

25     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.60% and 0.20% of the average daily net assets of each class, respectively. For the six months ended May 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Distribution Fees	$91,001	$3,842	$79,852	$13,734

For the six months ended May 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class O
Transfer Agent Fees	$9,654	$479	$3,510	$2,344

For the six months ended May 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class O
Shareholder Reports Expenses	$18,500	$533	$9,266	$2,533

5.	Distributions Paid to Shareholders by Class

	Six Months Ended May 31, 2005	Year Ended November 30, 2004
Net Investment Income
Class A	$2,116,435	$4,334,406
Class B	17,152	36,267
Class C*	303,068	651,501
Class O	125,177	290,543

Total	$2,561,832	$5,312,717

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Shares of Beneficial Interest

At May 31, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical

26     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,568,052	$13,952,395	3,862,171	$34,808,807
Shares issued on reinvestment	143,285	1,272,494	310,015	2,781,304
Shares repurchased	(2,952,562)	(26,225,736)	(4,108,618)	(36,888,055)

Net Increase (Decrease)	(1,241,225)	$(11,000,847)	63,568	$702,056

Class B
Shares sold	30,128	$268,742	102,634	$923,570
Shares issued on reinvestment	1,298	11,530	2,983	26,723
Shares repurchased	(57,355)	(510,660)	(65,877)	(586,456)

Net Increase (Decrease)	(25,929)	$(230,388)	39,740	$363,837

Class C*
Shares sold	235,700	$2,093,491	737,819	$6,634,880
Shares issued on reinvestment	23,579	209,495	50,321	451,593
Shares repurchased	(433,839)	(3,857,674)	(918,503)	(8,235,207)

Net Decrease	(174,560)	$(1,554,688)	(130,363)	$(1,148,734)

Class O
Shares sold	1,237	$11,070	16,457	$148,925
Shares issued on reinvestment	10,221	90,762	23,949	214,783
Shares repurchased	(63,883)	(568,149)	(188,593)	(1,695,088)

Net Decrease	(52,425)	$(466,317)	(148,187)	$(1,331,380)

*	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Capital Loss Carryforward

On November 30, 2004, the Fund had a net capital loss carryforward of approximately $4,760,432, of which $454,430 expires in 2007, $329,173 expires in 2008, $32,317 expires in 2009, $1,480,773 expires in 2011 and $2,463,739 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

27     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

28     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

29     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

30     Smith Barney Intermediate Maturity New York Municipals Fund   |   2005 Semi-Annual Report

SMITH BARNEY

INTERMEDIATE

MATURITY NEW YORK MUNICIPALS FUND

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

Joseph P. Deane

Vice President and

Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Investment Trust

Smith Barney Intermediate Maturity New York Municipals Fund

The Fund is a separate investment fund of the Smith Barney Investment Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupam. com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature.

SMITH BARNEY INTERMEDIATE MATURITY

NEW YORK MUNICIPALS FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD24971 7/05	05-8787

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date:	August 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date:	August 5, 2005

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Trust

Date:	August 5, 2005